SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                              FORM 8-K/A NO. 2

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

             DATE OF EARLIEST EVENT REPORTED:  JUNE 23, 1994

                      PEOPLES TELEPHONE COMPANY, INC.
         (Exact name of registrant as specified in its charter)

       NEW YORK                          0-16479                13-2626435
 (State or other juris-              (Commission File          (IRS Employer
diction of incorporation)                Number)                 I.D. No.)

          2300 N.W. 89TH PLACE, MIAMI, FLORIDA             33172
        (Address of principal executive office)         (Zip Code)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 593-9667

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I.   ITEM 7 OF THE FORM 8K/A NO. 1 OF PEOPLES TELEPHONE COMPANY, INC.
FOR JUNE 23, 1994 FILED SEPTEMBER 6, 1994, IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


          (a) Financial statements of business acquired. The audited financial statements of Atlantic Telco Joint Venture ("Atlantic Telco") for the period from January 1, 1992 through December 31, 1993 were previously filed with the Commission as part of the Form 8-K/A No. 1 on September 6, 1994. The unaudited interim financial statements of Atlantic Telco as of and for the three months ended March 31, 1994 and 1993, are attached hereto as Exhibit 99.1 and incorporated into this Amendment No. 2 to Current Report on Form 8-K.

          (b) Pro Forma Financial Information. The combined pro forma financial statements (unaudited) of Atlantic Telco and the Registrant are attached hereto as Exhibit 99.2 and incorporated into this Amendment No. 2 to Current Report on Form 8-K.


          (c)  Exhibits.


               99.1 The unaudited Financial Statements of Atlantic Telco for the period as of and for the three months ended March 31, 1994 and 1993.

               99.2 The combined pro forma financial statements (unaudited) of Atlantic Telco and the Registrant.

               99.3 Independent Auditor's Report of Atlantic Telco Joint Venture for December 31, 1993 and 1992.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PEOPLES TELEPHONE COMPANY, INC.
                                             REGISTRANT

DATE: JULY 26, 1995                          \S\ BONNIE S. BIUMI

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                                                 BONNIE S. BIUMI
                                                 CHIEF FINANCIAL OFFICER